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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned directors and officers of TEAM America Corporation (the "Corporation") whose signature appears below hereby appoints Michael R. Goodrich or Robert J. Tannous, or either of them, as his attorney-in-fact to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1997, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 20, 1998.


SIGNATURE                               TITLE

 /s/Richard C. Schilg
------------------------------
Richard C. Schilg                       Chairman of the Board, President, and Chief Executive
                                        Officer (Principal Executive Officer)
 /s/Michael R. Goodrich
------------------------------
Michael R. Goodrich                     Chief Financial Officer
                                        (Principal Financial and Accounting Officer)
 /s/Kevin T. Costello
------------------------------
Kevin T. Costello                       Senior Vice President and Director

 /s/Paul M. Cash
------------------------------
Paul M. Cash                            Senior Vice President and Director

 /s/S. Cash Nickerson
------------------------------
S. Cash Nickerson                       Executive Vice President and Director

 /s/William W. Johnston
------------------------------
William W. Johnston                     Director

 /s/Charles F. Dugan II
------------------------------
Charles F. Dugan II                     Director

 /s/M.R. Swartz
------------------------------
M.R. Swartz                             Director

 /s/Crystal Faulkner
------------------------------
Crystal Faulkner                        Director